Exhibit 10.9.1(a)

                                 LOAN AGREEMENT

       AGREEMENT made on August 28, 2001, by and among SmartPros, Ltd., a corporation organized and existing under the laws of the State of Delaware, and authorized to do business in the State of New York as SmartPros of New York, having a principal place of business at 12 Skyline Drive, Hawthorne, N.Y. 10532 (hereinafter called the "Borrower") and Freshstart Venture Capital Corp., (hereinafter called "the Lender") with an address at 437 Madison Avenue, 38th Floor, New York, N.Y. 10022 pertaining to a loan from Lender to Borrower in the principal sum of $500,000.00 (hereinafter referred to as the "loan") which such loan shall be made pursuant to the term and conditions hereof.

I.     THE LOAN

       A. Lender has agreed to loan to Borrower, and Borrower accepts as a loan, the principal sum of $500,000.00 subject to the terms, covenants and conditions set forth in this Loan Agreement. The Loan shall be funded after the date of this Agreement subject to the terms and conditions set forth in this Agreement as hereinafter described. The Loan is to be evidenced by one (1) installment promissory note made by Borrower in favor of the Lender and executed and delivered simultaneously with the execution of this Agreement for the entire principal sum heretofore set forth to be dated the date hereof (hereinafter referred to as the "Note"). Principal and interest shall be payable monthly under the terms set forth in the Note.

II.    DOCUMENTS TO BE EXECUTED BY BORROWER

       Borrower will deliver, or cause to be delivered, to Lender each of the following documents, to wit:

       A.     The Note in the amount of $500,000.00:

       C. A duly executed security agreement by Borrower granting the Lender a first security interest in and to such items of collateral described therein including but in no way limited to patents, copyrights, trademarks, film library, inventory, equipment and intangibles of any nature, now or hereafter owned or acquired by Borrower and/or it subsidiaries, wheresoever same may be located as well as a second position security interest on all receivables of the Borrower and/or its subsidiaries, subordinate only to a first position interest no greater than $750,000.00:

       D. UCC-I Financing Statements duly executed by Borrower whereby Borrower shall grant Lender a first security interest in all assets, including, but not limited to patents, copyrights, trademarks, film library, inventory, equipment and intangibles of any nature, now or hereafter owned or acquired by Borrower and/or its subsidiaries, and a second position security interest in all receivables of the Borrower and/or its subsidiaries, in form for recording and in form sufficient to perfect Lender's security interest in the said collateral.

       E.     Certificate of Borrower's  corporate  good standing  within thirty
(30) days of the funding of the within loan.

       F. Verified certificate of resolutions of the Board of Directors of the Borrower authorizing the execution and performance of this execution and delivery of all documents required to be executed and delivered by Borrower to Lender hereunder;

       G. Borrower shall also execute and deliver all documents necessary to qualify this Loan for SBA purposes including SBA forms known as Size Status Declaration and Assurance of Compliance.

III. ALSO TO BE DELIVERED TO LENDER AT THE TIME OF THE CLOSING OF THE LOAN, AND PRIOR TO DISBURSEMENT OF THE LOAN PROCEEDS, ARE:

       A. Certificates of insurance or insurance policies for comprehensive property and fire insurance with extended coverage naming Lender and mortgagee and loss payee in an amount not less than $500,000.00, covering the Premises and the assets of Borrower pledged by Borrower as security for the loan;

       B. If requested by Lender, a series of payment vouchers or post-dated checks to facilitate payments under the loan;

IV.    COLLATERAL

       The Loan shall be secured by collateral listed below:

       A. A first position security interest in all of the Borrower's assets, but in no way limited to patents, copyrights, trademarks, film library, inventory, equipment and intangibles of any nature, now or hereafter owned or acquired by Borrower and/or it subsidiaries used in connection with Borrower's On-line/video professional education business; and

       B. Notwithstanding the aforesaid, a second position security interest on all receivables of the Borrower and/or its subsidiaries, subordinate only to a first position interest no greater than $750,000.00.

       C. Within ninety (90) days of the closing of the within transaction, Borrower shall provide to Lender and life insurance policy on the life of Allen
S. Greene in the amount of $100,000.00, along with proof of a one (1) year prepaid premium, which policy shall name


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Lender as the  beneficiary  and which the Borrower shall continue to provide for the term of the within loan. In lieu of a new policy, Lender will accept an endorsement of an existing life insurance policy on the life of Allen S. Greene to the extent of $100,000.00, subject to the provisions of this subparagraph
(C).

V.     REPRESENTATIONS AND WARRANTIES

       A. To induce Lender to make the above mentioned Loan, Borrower represent(s) and warrant(s) that:

              1. The Borrower is a corporation duly organized, and in good standing, under the laws of the state where its business is located and Borrower has the power to own its property and carry on its business as now conducted; and it is duly qualified to do business in every jurisdiction where the nature of its properties owned or its operations conducted make such qualification necessary.

              2. The Borrower, has the power to execute, and deliver all the documents contemplated by the Agreement, including but in no way limited to the Note, and to perform all the covenants and obligations therein contained.

              3. The execution, delivery and performance by the Borrower of this Agreement and all documents contemplated by the Agreement (1) have been authorized by all requisite actions of the Borrower; and (2) will not violate any provisions of law, any order of any Court, or other agency of government, or any other agreement or contract to which Borrower is a party.

              4. There is no litigation pending against the Borrower which would, if adversely determined, materially impair the right of the Borrower to carry on business substantially as now conducted or would materially adversely affect the financial condition of the Borrower.

              5. All unleased assets of the Borrower are free and clear of mortgages, pledges, liens, charges and other encumbrances except as are permitted by this Agreement. A schedule of leased assets, which are excluded from this provision, are annexed hereto as EXHIBIT A.

              6.     The  Borrower  is  not  in  default  in  the   performance,
observance or fulfillment of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party.

              7. The Borrower has filed or caused to be filed all Federal, State and local tax returns, which to its knowledge are required to be filed and has paid or caused to be paid all taxes as shown on such returns or any assessments received by it or any of them, to the extent that such taxes have become due, except for any assessment contested in good faith by it and for which it has set up reserves which are believed by it to be adequate.

              8. The Security Agreement (substantially in the form attached hereto), to be delivered by the Borrower on or prior to the date hereof and the filing of proper financing statements, will create and grant to the Lender, a valid and perfected first position security interest in the collateral, as defined herein. No person has on the date hereof or will have subsequent to the date hereof any lien or security interest in or to the collateral which is, or shall be prior, paramount, superior or equal to the security interest of the Lender unless otherwise provided herein in a separate schedule to be attached to this Agreement and initialed by Borrower and Lender, or as otherwise consented to in writing by Lender.

              9. Borrower has not been made a party to or threatened by any suits, actions, claims, investigations by any governmental body or legal, administrative or arbitration proceeding. Borrower does not know of any basis or grounds for any other suit or proceeding, and there are not outstanding orders, judgments, writs, injunctions or decrees of any court, governmental agency, or arbitrator tribunal against or affecting it or its properties, assets and businesses, except as set forth herein.

              10. Borrower, to the best of its knowledge, is not a party to or bound by any contract or instrument, which would be in breach as a result of this Loan.

              11. Borrower, to the best of its knowledge, is not in breach of, in default under, or in violation of, any applicable law, decree, order, rule or regulation which may materially and adversely affect it, or any indenture, contract, agreement, deed, lease, loan agreement, commitment, bond, note, deed of trust, restrictive covenant, license or to any instrument or obligation to which they are a party or by which they are bound, or to which any of their assets are subject. The execution, delivery and performance of this Agreement and the issuance and delivery of the Note, and other documents will not constitute any such breach, default or violation, or require consent to approval of any court, governmental agency, or body, except as a contemplated herein.

              12. Borrower is a small business concern, as defined under the Small Business Investment Act and Regulations thereunder and accordingly, is entitled to receive the loan proceeds of this loan.

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              13.    Borrower has and/or will comply with all laws,  ordinances, regulations, federal, state and local, applicable to them and to their business, including without limitation, federal and state securities laws and zoning laws and ordinances.

       B. The Borrower shall notify Lender immediately in writing of any event which at any time may cause the representations and warranties herein to cease to be true and complete.

VI.    AFFIRMATIVE COVENANTS

              So long as the Note remains outstanding, the Borrower, and Guarantor, where applicable, will comply with the following provisions and wherever applicable, promptly provide to Lender such evidence of compliance as may be requested by Lender, to wit:

       A. Promptly make all payments of principal and interest, or of interest only, where applicable, on the Note when due.

       B. Comply with the terms and conditions of this Agreement, including those incorporated herein by reference.

       C. Promptly pay all lease payments to landlord for Borrower's business premises, all appertaining water and electric charges, and real estate taxes, and any other charges associated with the loan.

       D. Keep accurate and complete books and records and maintain the same at its offices.

       E. If requested by Lender, Borrower shall forward to Lender or cause to be forwarded for Borrower, CPA generated quarterly compilation statements no later than sixty (60) days after the end of each quarter and CPA generated year-end review financial statements no later than one hundred eighty (180) days after the year-end. Corporate borrower must also provide tax returns once a year upon filing no later than one hundred twenty (120) days of filing.

       F.     Permit  and  facilitate   such   independent   outside  audits  of
Borrower's books and records as may be reasonably requested by Lender in addition to those in item D above, provided Lender pays the cost of same.

       G. The Borrower will at all times permit the Lender to visit the office of the Borrower (or residence of the Borrower, as the case may be) to inspect its properties, to examine its books of account and to discuss their business and financial affairs with, and be advised as to the same by the appropriate officers or agent, or the Borrower at reasonable times during normal business hours, and to inspect the Premises or any other collateral securing this Loan.

       H. Notify Lender of (1) litigation involving amounts aggregating $25,000.00 or more to which Borrower is a party by mailing to Lender by certified mail within five (5) days of receipt thereof, a copy of the complaint, motion for judgment, or other such pleadings served on or by Borrower and (2) any litigation to which Borrower is not a party but which could substantially affect the operation of Borrower's business or the collateral pledged for this Loan by mailing to Lender by certified mail, a copy of all pleadings obtained by Borrower regarding such litigation, or if no pleadings are obtained, a letter setting out the facts known about the litigation within five (5) days of receipt thereof. A copy of mailings under this paragraph shall be addressed to Lender at its address set forth above, attention: Alvin Murstein, President.

       I. The Borrower will keep its property in good repair, working order and condition, and will make all needful and proper repairs, renewals, replacements, additions and improvements thereto. The Borrower will substantially comply at all times, with the provisions of all leases and agreements to which it is a party or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder; provided, however, that any such lease or agreements may be canceled, surrendered or modified if such action is deemed advantageous to the business of the Borrower. Borrower will promptly pay and discharge, or cause to be paid and discharged, when due any and all income taxes, federal or otherwise, lawfully assessed and imposed upon it, and any and all lawful taxes, rates, levies and assessments whatsoever upon its property and every part thereof, provided however that nothing contained herein shall be construed as prohibiting Borrower from contesting in good faith the validity or amount of any such income taxes, federal or otherwise or such other taxes, rates, levies or assessments.

       J. Defend at all times any claim by a third party relating to the possession of, or interest in, the assets of Borrower or any assets pledged hereunder.

       K. Make all payments to creditors as shall be necessary to preserve Lender's rights and Lender's security interest(s) and/or mortgages in the collateral set out in Paragraph IV above and more particularly described in a security agreement made by Borrower in favor of Lender of even date herewith.

       L. Execute, either before or after disbursement of the Loan, all documents necessary to perfect Lender's security interests or mortgages in the collateral listed at Paragraph IV.

       M.     To strictly  comply with  requirements  of any New York City,  New
York State, other State or Federal Law relating to the storage or use of hazardous materials.

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       N.     Allow  Lender  the  right,  but not the  obligation,  to cure  any failure to comply with any applicable Hazardous Waste Law. Said right shall be exercisable by Lender at any time during the term of this Agreement.

       O. Agree to indemnify lender against all loss, liability, damage, and expense, including but not limited to reasonable attorney's fees, suffered or incurred by Lender due to any breach and/or failure to comply with any applicable Hazardous Waste Law.

       P. Borrower represents that Allen Green is currently the Chief Executive Officer of SmartPros, Ltd. Should Allen Greene cease to be CEO of
SmartPros, Ltd., Borrower will have ninety (90) days to find a new CEO acceptable to Lender. Failure to do so shall constitute a default under the within agreement and the entire balance due and owing under the within agreement shall become due and owing.

VII.   NEGATIVE COVENANTS

       Except with the prior written consent of Lender, Borrower will not:

       A. Make any material change in organization or management or the manner in which Borrower's business is conducted.

       B. Become party to any merger or consolidation with any corporation, company or entity of any kind whatsoever, or sell substantially all of its assets, liquidate or dispose of their business, without the prior written consent of Lender, unless Borrower shall remain the surviving entity.

       C. Become a guarantor, of obligations of any other person, firm, corporation or entity, except in connection with depositing checks and other instruments for the payment of money required in the normal course of their business.

       D. Transfer, sell, lease or in any other manner convey any equitable, beneficial or legal interest in any of the collateral set out herein to any person or other entity, without first obtaining the written consent of Lender.

       E. Create any new indebtedness, nor assume or guarantee or become or remain liable directly or indirectly. Borrower shall not create, or permit to be created or incurred, any mortgages, security interests, liens or encumbrances against the collateral without Lender's consent; unless same shall be, as a matter of law, subordinate in priority and interest to that of the Lender herein; and Borrower will not borrow money except the following:(1) Indebtedness of the Borrower in respect of the Note; (2) Indebtedness of the Borrower which has received the prior written consent of the Lender. (The aforesaid restriction shall not apply to routine trade accounts payable incurred to obtain merchandise, inventory, parts, supplies or services obtained on open account.) In addition, Borrower shall not make, create, incur or suffer or permit to be created or incurred or continue in existence any mortgage, pledge, lien, charge or other encumbrance or security interest of any kind upon or in any of the Borrower's property or assets now owned or hereafter acquired, except with the written consent of the Lender, or as hereinabove provided.

       F. Permit any judgment obtained against Borrower in an amount exceeding five thousand dollars ($5,000.00) to remain unpaid for a period of thirty (30) days following the entry thereof, without obtaining a stay of execution or causing such judgment to be bonded. Further, Borrower shall hold and save Lender free and harmless from any causes of action, claims, damages and liabilities of a contractual or tax nature due to the acts of the Borrower, and to provide counsel, at this own expense, to defend Lender against any such claim.

VIII.  AUTOMATIC PAYMENT ACCOUNT

At any time during the term of this loan Lender may require Borrower to establish an automatic payment account, i.e., Electronic Funds Transfer, for the purpose of making loan payments in lieu of a voucher or check writing system. Within five (5) days of Lender giving Borrower notice of such requirement
Borrower shall immediately furnish all information and authorizations that Lender requires to establish such automatic debit collection system, including, but not limited to, any and all checking accounts, bank accounts and authorization required by the financial institution selected to establish such automatic payment and debit system. Borrower agrees that in the event Lender establishes such automatic payment account, Borrower will maintain a sufficient balance in such account to ensure that funds are available for making the loan payments to Lender on the respective due dates of such payments. The automatic debit will take place five (5) days after the stated due date. In the event that an automatic debit is returned by the Borrower's bank for any reason whatsoever the account will be charged a $50.00 fee. The failure of Borrower to maintain a sufficient amount of funds in such account to insure that sufficient funds are available in such account to pay the loan payments as they become due shall constitute an event of default by Borrower under this Loan Agreement, the promissory note and security agreement of even date, giving Lender any and all such rights as the Lender may have in the event of Borrower's default.

VIII.  PREPAYMENT

Upon thirty (30) days prior written notice, the Borrower may prepay any outstanding principal sum in excess of that required to pay the next scheduled installment (of principal and interest) due under the Note, prepayable only as of the date of the regularly scheduled installment, by paying to the Lender a prepayment fee equal to one (1%) percent of the principal amount being prepaid in the first (1st) and second (2nd) years of the term of the within loan and thereafter at any time without penalty with interest to the date of prepayment. In the event of a partial prepayment, any such prepayment shall be applied by Lender to installments of principal in the inverse order of maturity of payments due under the Note(s). Notwithstanding the foregoing at any time during the term of the loan. Borrower may raise equity and prepay the loan in full with the proceeds thereof. In that event, there shall be no prepayment penalty.

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IX.    EXPENSES OF LOAN

Borrower agrees to pay all expanses incurred in connection with this Loan including all title insurance premiums, appraisal costs, and recording charges. Borrower further agrees to pay a loan application fee to Lender in the amount of $5,000.00. These expenses shall be paid directly out of the proceeds of the Loan.

X.     EXHIBITS

Attached hereto and made a part hereof are various exhibits which are listed under Addendum to Loan Agreement, and the terms and conditions of each are incorporated herein by reference.

XI.    PARTIES AFFECTED

All covenants and agreements herein shall be deemed material and shall bind the Borrower's, successors and assigns, whatever so expressed or not, and all such covenants and agreements shall inure to the benefit of the Lender and its successors and assigns, whether so expressed or not.

XII.   BROKER

Borrower represents to Lender that there was no broker who brought about this Loan. Borrower agrees to hold Lender harmless with respect to any claims made by any broker in connection with this loan resulting from the actions of Borrower or Lender.

XIII.  DEFAULT

       1. If any of the following events of default occurs while any portion of the Note(s) remains unpaid, then a default may be declared at the option of the holder of the Note, without presentment, demand, protest or further notice of any kind (all of which are hereby expressly waived), and the holder shall be entitled to be paid in full; and, in such case, the balance of the unpaid principal sum, plus accrued interest and any and all loan related charges and costs thereof, including reasonable attorneys' fees, shall then be accelerated so that they are immediately due and payable; and Lender shall have the express right to enter the premises and take over operations of the borrower's business under the Assignment of Lease made by Borrower in favor of Lender (or its assigns), and to further operate, sell or liquidate the business and all of its assets. The events of default include but are not limited to the following:

       A. If default shall be made in the payment of any installment of principal or interest on the Note when and as the same shall become due and payable, and such default shall have continued for a period of ten (10) consecutive days; or

       B. If default shall be made in the due observance or performance of the Borrower's obligations under Sections 5, 6 or 7 of this Agreement; or

       C. If default shall be made in the due observance and performance by the Borrower in any other expressed or implied covenant or provisions of this Agreement, the Note, the (written) Guaranty, the Security Agreement, or any other document executed in connection with the Loan; and such default is not cured within (5) days after notice; or

       D. If default shall be made under the terms of any agreement relating to, or indebtedness for money borrowed by the Borrower and such default shall continue for more than the period of grace, if any therein specified, or such default shall accelerate the payment of any such sums due; or

       E. If the Borrower shall fail to pay when due any insurance policy premiums, real estate tax, lease/rental payments, water charges, electric charges, or assessments affecting the (Borrower's Business) Premises; or

       F. If the Borrower shall be involved in financial difficulties as evidenced by any one of the following events: (1) Its admitting in writing its inability to pay its debts generally as they become due; or (2) Its filing a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Act (as then in force); or an answer or admission seeking the relief therein provided; or (3) Its making an assignment for the benefit of its creditors; or (4) Its consenting to or acquiescing in the appointment of a receiver for all a substantial part of its property; or (5) Its being adjudicated a bankrupt or insolvent; or (6) The assumption of custody or sequestration by a court of competent jurisdiction of all or substantially all of its property, which custody or sequestration shall not be suspended or terminated within thirty (30) days from its inception; or (7) The entry of a court order (i) appointing a receiver or trustee for all or a substantial part of its property, or (ii) approving a petition filed against it for or effecting an assignment in bankruptcy or for a reorganization pursuant to said Bankruptcy Act (as then in force); or (8) For any other judicial modification or alteration of the rights of creditors, which order shall not be vacated, set aside or stayed within thirty (30) days from the date of entry.

       G. If the Borrower shall fail to maintain a sufficient amount of funds in an automatic payment account, after Lender has requested that such an account established, to pay the loan payments as they become due

       H. If Allen Greene ceases to be Chief Executive Officer of the Borrower and a replacement acceptable to Lender is not appointed within ninety
(90) days.

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       2.     The  Borrower  covenants  and agrees  that if default  made in the payment of principal of, or interest on the Note, it will, to the extent permitted under applicable law, pay to the Lender such further amount as shall be sufficient to cover the cost and expense of collection, including reasonable compensation to the attorneys of Lender for all services in that connection.

XIV.   CHOICE OF LAW.

This loan agreement and the obligations of the undersigned shall be governed and construed in accordance with the laws of the State of New York. For purposes of any action or proceeding involving this loan agreement or any of the obligations of the undersigned, the undersigned hereby irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States having jurisdiction in the County of New York and the State of New York, and agrees not to raise and waives any objection to or defense based upon the jurisdiction or venue of any such court or based upon forum non conveniens. The undersigned agrees not to bring any action or other proceeding with respect to this loan agreement or with respect to any of its obligations hereunder in any other court unless such courts of the State of New York and of the United States determine that they do not have jurisdiction in the matter.

XV.    ALL MODIFICATIONS IN WRITING

No modification, amendment or waiver of any provision of this Agreement, the Note or the documents or agreements delivered pursuant thereto, nor the consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purposes for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar other circumstances.

XVI.   MISCELLANEOUS

The Borrower shall notify Lender immediately in writing of any event which at any time may cause the representations and warranties herein to cease to be true and complete. Should any installment of principal of or interest on the Note become due and payable on other than a business day, the maturity therof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable thereon at the rate per annum specified herein during such extension. The Lender may negotiate, assign and transfer this Agreement, the Note and any other document executed in connection herewith, and may deliver all or any part of any collateral security held in connection herewith to any transferee, who shall assume Lender's obligations hereunder and the Lender shall thereafter be forever released and discharged of and from any and all liability or responsibility to the Borrower respecting all liability or responsibility to them under this Agreement, and for and on account of any collateral security so delivered.

       IN WITNESS WHEREOF, the parties hereto have executed this agreement the day and year first above written.

SmartPros, Ltd.                        SmartPros, Ltd.,
Borrower                               Borrower

 /s/ Dr. William K. Grollman            /s/ Alan Ross
--------------------------------       --------------------------------
By:  Dr. William K. Grollman,          By:  Alan Ross,
     President                              Chief Financial Officer


                                       Freshstart Venture Capital Corp.


                                       --------------------------------
                                       By:  Authorized Loan Officer


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